                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF APRIL 11, 2005



RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR        CURRENT TERM
--------          -----  -------------  ---------  ----------  ----------------  -----------------

DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest       3,500' Victory Class     GOM     Contracted       Noble            one well

Ocean Star        5,500' Victory Class     GOM     Contracted     Kerr-McGee     220 day extension

Ocean America     5,500' Ocean Odyssey     GOM     Contracted      Pioneer        one assignment
                                                                                       well

Ocean Valiant     5,500' Ocean Odyssey     GOM     Contracted     Kerr-McGee         one well

Ocean Victory     5,500' Victory Class     GOM     Contracted       Shell        100 day term plus
                                                                                      option

Ocean Confidence  7,500' DP Aker H-        GOM     Contracted         BP          five-year term
                         3.2 Modified

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager     2,000' Victory Class     GOM     Contracted  Walter Oil & Gas    second of two
                                                                                       wells

Ocean Concord     2,200' F&G SS-2000       GOM     Contracted        ENI             one well

Ocean Lexington   2,200' F&G SS-2000       GOM     Contracted  Walter Oil & Gas     three wells

Ocean Saratoga    2,200' F&G SS-2000       GOM     Contracted        LLOG           three wells

                   DAYRATE                      EST. END      FUTURE CONTRACTS AND OTHER
RIG NAME           (000S)      START DATE         DATE                INFORMATION
--------          ---------  --------------  --------------  -----------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest       low 100's    early Feb.    late May 2005   One well with Noble in high 110's beginning late May and ending mid
                                  2005                       June; followed by 120 day term plus option with Noble in mid 120's beginning mid June and ending mid Oct. 2005. Available; actively marketing.

Ocean Star        mid 70's     early Dec.    mid July 2005   90 day term extension plus option with Kerr-McGee in low 140's
                                  2004                       beginning mid July 2005 and ending early Oct. 2005. Available; actively marketing.

Ocean America     low 130's  late Mar. 2005    late April    First of two well extension with Mariner in mid 110's beginning late
                                                  2005       April and ending early June; followed by first of three assignment wells with Pioneer in low 150's beginning early June and ending late
                                                             Aug.; followed by second well with Mariner in low 130's beginning late
                                                             Aug. and ending late Sept.; followed by second and third of three well extension with Mariner/Pioneer in low 150's beginning late Sept. and ending late Nov. 2005. Available; actively marketing.

Ocean Valiant     mid 80's   late Jan. 2005  early May 2005  One well with Kerr-McGee in high 90's beginning early May and ending mid July, followed by one well plus options with Kerr-McGee in low
                                                             130's beginning mid July and ending mid Sept. 2005; followed by 180 day term extension with Kerr-McGee in low 150's beginning mid Sept. 2005 and ending mid Mar. 2006. Available; actively marketing.

Ocean Victory     low 130's  mid Feb. 2005   late May 2005   Available; actively marketing.

Ocean Confidence  mid 170's    early Jan.      early Jan.    Available; actively marketing.
                                  2001            2006

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager     low 80's    early April    mid April 2005  One well with Walter in mid 110's beginning mid April and ending late
                                  2005                       April; followed by one well with ATP in mid 90's beginning late April
                                                             2005 and ending mid June; LOI for one well in low 110's beginning early
                                                             Aug. and ending late Sept.; followed by LOI for one well in low 110's beginning late Sept. and ending mid Nov.; followed by two wells plus option in mid 120's beginning mid Nov. 2005 and ending early Feb. 2006.
                                                             Available; actively marketing.

Ocean Concord     mid 50's     early Feb.    mid April 2005  One well for Kerr-McGee in upper 50's beginning mid April and ending
                                  2005                       mid May 2005; followed by one well with Kerr-McGee in mid 70's beginning mid May and ending mid July 2005; followed by two well extension plus option with Kerr-McGee in mid 90's beginning mid July and ending late Sept. 2005. Available; actively marketing.

Ocean Lexington   mid 50's   late Jan. 2005    late April    Rig will go in for approximately 90-day Survey and maintenance between
                                                  2005       second and third well, beginning late April and ending late July.
                                                             Following survey, two additional wells with Walter in low 60's beginning late July and ending late Sept.; followed by one well plus option with Walter in low 80's beginning late Sept. and ending late
                                                             Oct. 2005. Available; actively marketing.

Ocean Saratoga    mid 60's   mid Dec. 2004     early July    Two wells plus option with LLOG in low 110's beginning mid July and
                                                  2005       ending mid Dec.; followed by six month extension with LLOG in low 120's beginning mid Dec. 2005 and ending mid June 2006. Available;
                                                             actively marketing.

2

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF APRIL 11, 2005




RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR        CURRENT TERM
--------          -----  -------------  ---------  ----------  ----------------  -----------------
DOMESTIC JACKUPS (12)

Ocean Crusader    200'   Mat               GOM     Contracted  Walter Oil & Gas      two well
                         Cantilever                                                  extension

Ocean Drake       200'   Mat               GOM     Contracted  ADTI/Kerr-McGee       one well
                         Cantilever                                                  extension

Ocean Champion    250'   Mat Slot          GOM     Contracted        Hunt            two wells

Ocean Columbia    250'   Independent       GOM     Contracted     Kerr-McGee        Five wells
                         Leg
                         Cantilever

Ocean Spartan     300'   Independent       GOM     Contracted        LLOG        three wells plus
                         Leg                                                          option
                         Cantilever

Ocean Spur        300'   Independent       GOM     Contracted     Spinnaker          one well
                         Leg
                         Cantilever

Ocean King        300'   Independent       GOM     Contracted      El Paso         one well plus
                         Leg                                                          option
                         Cantilever

Ocean Nugget      300'   Independent       GOM     Contracted      Mariner           one well
                         Leg
                         Cantilever

Ocean Summit      300'   Independent       GOM     Contracted        LLOG         two wells plus
                         Leg                                                          option
                         Cantilever

Ocean Warwick     300'   Independent       GOM     Contracted      Newfield          one well
                         Leg
                         Cantilever

Ocean Titan       350'   Independent       GOM     Contracted        BHP           one well plus
                         Leg                                                          option
                         Cantilever

Ocean Tower       350'   Independent       GOM     Contracted   Chevron/Texaco     one well plus
                         Leg                                                          option
                         Cantilever

                   DAYRATE                      EST. END      FUTURE CONTRACTS AND OTHER
RIG NAME           (000S)      START DATE         DATE                INFORMATION
--------          ---------  --------------  --------------  -----------------------------
DOMESTIC JACKUPS (12)

Ocean Crusader    mid 30's   late Jan. 2005  early May 2005  Available; actively marketing.

Ocean Drake       mid 40's    early April    mid April 2005  Two wells plus option with ADTI/CMI/Palace in low 40's beginning mid
                                  2005                       April and ending early May 2005. Available; actively marketing.

Ocean Champion    low 40's   late Jan. 2005  mid June 2005   Available; actively marketing.

Ocean Columbia    mid 40's     early Jan.    mid June 2005   Available; actively marketing.
                                  2005

Ocean Spartan     high 40's  late Feb. 2005    early June    Available; actively marketing.
                                                  2005

Ocean Spur        mid 40's   mid Dec. 2004     late April    One well with Forest in mid 40's beginning late April and ending early
                                                  2005       June 2005. Maintenance/repairs early June through late July 2005.
                                                             Available; actively marketing.

Ocean King        mid 50's     early Mar.    mid April 2005  One well extension in mid 50's beginning mid April and ending early
                                  2005                       May; followed by one well extension plus option in mid 50's beginning early May and ending early June; LOI for four wells plus option in low
                                                             60's beginning early July and ending late Nov. 2005. Available;
                                                             actively marketing.

Ocean Nugget      low 50's    early April    early May 2005  Two wells plus option with Houston Exploration in low 50's beginning
                                  2005                       early May and ending mid Aug. 2005. Available; actively marketing.

Ocean Summit      mid 40's   late Feb. 2005  late May 2005   Available; actively marketing.

Ocean Warwick     low 50's   mid Mar. 2005   early May 2005  90 day term with Chevron/Texaco in high 40's (adjustable rate)
                                                             beginning early May and ending early Aug. 2005. Available; actively marketing.

Ocean Titan       mid 50's   late Jan. 2005   mid May 2005   Two wells with Walter in mid 70's beginning mid May and ending mid
                                                             July; followed by one well extension with Walter in mid 70's beginning mid July and ending mid Aug. 2005. Available; actively marketing.

Ocean Tower       mid 50's     early Jan.      early July    One well extension plus option with Chevron/Texaco in high 60's
                                  2005            2005       beginning early July and ending mid Sept. 2005. Available; actively marketing.

3
     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF APRIL 11, 2005


RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR        CURRENT TERM
--------          -----  -------------  ---------  ----------  ----------------  -----------------
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador  1,100' Bethlehem SS-     GOM     Contracted       PEMEX         four year term
                         2000                                                          work

Ocean             1,500' Aker H-3          GOM     Contracted       PEMEX         four year term
 Whittington                                                                           work

Ocean Worker      3,500' F&G 9500          GOM     Contracted       PEMEX         four year term
                         Enhanced                                                      work
                         Pacesetter

Ocean Yorktown    2,850' F&G SS-2000       GOM     Contracted       PEMEX         four year term
                                                                                       work

NORTH SEA

Ocean Nomad       1,200' Aker H-3       North Sea  Contracted      Talisman          one year

Ocean Guardian    1,500' Earl & Wright  North Sea  Contracted       Shell            one year
                         Sedco 711
                         Series

Ocean Princess    1,500' Aker H-3       North Sea  Contracted      Talisman          one year
                                                                                     extension

Ocean Vanguard    1,500' Bingo 3000     North Sea   Shipyard         DODI               --

AUSTRALASIA

Ocean Bounty      1,500' Victory Class  Australia  Contracted        ENI           one well plus
                                                                                      option

Ocean Patriot     1,500' Bingo 3000     Australia  Contracted      Woodside          two wells

Ocean Epoch       1,640' Korkut         Shipyard      DODI            --                --

Ocean General     1,640' Korkut         Viet Nam   Contracted        KNOC            two wells

Ocean Baroness    7,000' Victory Class  Indonesia  Contracted       Unocal       180 day extension

Ocean Rover       7,000' Victory Class  Malaysia   Contracted       Murphy       six option wells

                   DAYRATE                      EST. END      FUTURE CONTRACTS AND OTHER
RIG NAME           (000S)      START DATE         DATE                INFORMATION
--------          ---------  --------------  --------------  -----------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador  mid 50's   late July 2003  mid Dec. 2007   Available.

Ocean             low 60's   late July 2003    early Oct.    Available.
 Whittington                                      2006

Ocean Worker      high 60's  mid Aug. 2003   late July 2007  Available.

Ocean Yorktown    mid 40's   late Oct. 2003  mid July 2007   Available.

NORTH SEA

Ocean Nomad       low 80's     early Jan.      early Jan.    Available; actively marketing.
                                  2005            2006

Ocean Guardian    high 40's  late Mar. 2004  late Mar. 2005  One year program with Shell in U.K. North Sea in low 80's beginning late Mar. 2005 and ending late Mar. 2006. Available; actively marketing.

Ocean Princess    low 80's     early Jan.    late Dec. 2005  Available; actively marketing.
                                  2005

Ocean Vanguard       --            --              --        In yard for additional storm damage repairs. Est. completion late April
                                                             2005. One year plus option program in Norway with Statoil in low 140's beginning in late April 2005 and ending in late April 2006. Available;
                                                             actively marketing.
AUSTRALASIA

Ocean Bounty      mid 80's    early April     mid May 2005   One well plus option with ConocoPhillips in mid 80's beginning mid May
                                  2005                       and ending early Aug.; followed by one well with Coogee Res. in mid
                                                             80's beginning early Aug. and ending early Sept.; followed by LOI for two wells plus option in low 90's beginning early Sept. and ending mid
                                                             Nov.; followed by LOI for one well plus option in mid 90's beginning mid Nov. and ending mid Dec.; followed by LOI for four wells plus option in high 90's beginning mid Dec. 2005 and ending mid June 2006.
                                                             Available; actively marketing.

Ocean Patriot     high 70's  mid Mar. 2005   mid April 2005  Two wells plus option with Santos in high 70's beginning mid April and ending late June; followed by LOI for one well plus three options in high 70's beginning late June and ending early Aug.; followed by one well with Santos in high 70's beginning early Aug. and ending late Aug.
                                                             2005. Available; actively marketing.

Ocean Epoch          --            --              --        Singapore shipyard preping for Murphy contract until mid April. Six wells plus option with Murphy in low 70's in Malaysia beginning mid
                                                             April 2005 and ending late Dec. 2005. Available; actively marketing.

Ocean General     mid 50's    early April     mid May 2005   LOI for four wells plus option in mid 70's in Malaysia beginning mid
                                2005                         May and ending early Oct.; followed by LOI for two wells plus option in high 70's in Viet Nam beginning early Oct. and ending late Dec. 2005.
                                                             Available; actively marketing.

Ocean Baroness    mid 130's  late Dec. 2004  early May 2005  Lump sum mobe to GOM beginning early May and ending early Oct., including prep; followed by LOI with Amerada Hess for one-year term plus mobe in low 200's in GOM beginning early Oct. 2005 and ending early Oct. 2006. Available; actively marketing.

Ocean Rover       low 120's  late Jan. 2005  mid July 2005   LOI with Murphy for 950 day extension at average dayrate in mid 170's beginning mid July 2005 and ending mid Feb. 2008. Available; actively marketing.

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF APRIL 11, 2005



RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR        CURRENT TERM
--------          -----  -------------  ---------  ----------  ----------------  -----------------
BRAZIL

Ocean Yatzy       3,300' DP DYVI Super   Brazil    Contracted     Petrobras      700 day extension
                         Yatzy

Ocean Winner      3,500' Aker H-3        Brazil    Contracted     Petrobras      700 day extension

Ocean Alliance    5,000' Alliance        Brazil    Contracted     Petrobras          one year
                         Class                                                       extension

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper     7,500' DP              Brazil    Contracted     Petrobras      700 day extension
                         Fluor/Mitsubishi

INTERNATIONAL JACKUPS(2)

Ocean Sovereign   250'   Independent     Mobing       LOI            DODI               --
                         Leg
                         Cantilever

Ocean Heritage    300'   Independent     Mobing       LOI            DODI               --
                         Leg
                         Cantilever

UPGRADE(1)

Ocean Endeavor    2,000' Victory Class  Under tow  Upgrading         DODI               --

COLD STACKED(1)

Ocean New Era     1,500' Korkut            GOM        Cold           DODI               --
                                                    Stacked

ASSET HELD FOR SALE(1)

Ocean Liberator   600'   Aker H-3       S. Africa     Cold           DODI               --
                                                    Stacked

PURCHASE PENDING -- RESERVED FOR UPGRADE(1)**

Garden Banks      2,200' Victory Class     GOM       Out of           --                --
                                                    Service

                   DAYRATE                      EST. END      FUTURE CONTRACTS AND OTHER
RIG NAME           (000S)      START DATE         DATE                INFORMATION
--------          ---------  --------------  --------------  -----------------------------
BRAZIL

Ocean Yatzy       mid 70's     early Nov.    mid Oct. 2005   Available.
                                  2003

Ocean Winner      mid 50's    early April    mid Mar. 2006   Available.
                                  2004

Ocean Alliance    high 90's   early Sept.     early Sept.    Available.
                                  2004            2005

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper     low 100's    early Jan.      early Mar.    Available; actively marketing.
                                  2003            2006

INTERNATIONAL JACKUPS(2)

Ocean Sovereign      --            --              --        LOI for 190 days plus option in high 70's beginning late April and ending early Nov. 2005. Lump sum demobe from Bangladesh to Indonesia beginning mid April and ending late April. Available; actively marketing.

Ocean Heritage       --            --              --        Lump sum demobe to Qatar late Mar. until mid April; followed by shipyard mid April until early May; followed by LOI for two wells plus option in mid 70's beginning early May 2005 and ending late Jan. 2006.
                                                             Available; actively marketing.
UPGRADE(1)
Ocean Endeavor       --            --              --        Mobing to Singapore shipyard for upgrade to 10,000 ft. capable 5th
                                                             Generation rig. Estimated completion early 2007. Available; actively marketing.

COLD STACKED(1)

Ocean New Era        --            --              --        Cold stacked Dec. '02.

ASSET HELD FOR SALE(1)

Ocean Liberator      --            --              --        Cold stacked Nov. '02.

PURCHASE PENDING -- RESERVED FOR UPGRADE(1)

Garden Banks         --            --              --        Currently retired from active service as drilling and production platform.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

** Diamond Offshore Services Company has entered into a definitive agreement to purchase the Garden Banks, subject to certain conditions, which is expected to be consummated in September 2005, and does not currently own the rig.

GOM = Gulf of Mexico